UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
______________________________
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 2, 2021
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road
Somerset,	New Jersey	08873
(Address of registrant's principal executive office)		(Zip code)
(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 2, 2021, Catalent, Inc. (the "Company") issued an earnings release setting forth the Company's first quarter ended September 30, 2021 financial results. The earnings release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 2.02 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 3.03    Material Modification to Rights of Security Holders

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Pursuant to the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, as amended (the “Certificate of Designation”), and the Stockholders’ Agreement, dated as of May 17, 2019 (the “Stockholders’ Agreement”), among the Company and the holders (the “Series A Holders”) of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred”), the Series A Holders are entitled to nominate and elect, voting separately as a class, one director to the Company’s Board of Directors (the “Board”). The Series A Holders have unanimously designated and voted to elect Peter Zippelius, their current designee on the Board, to a one-year term ending at the Company’s 2022 Annual Meeting of shareholders. Mr. Zippelius’s background and the terms of his engagement as a director are set forth in the sections titled “Series A Preferred Director Nominee” and “Transactions with Related Persons” in the Company’s definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 17, 2021 (the “Proxy Statement”), which sections are incorporated herein by reference.

Descriptions of the material terms of the Certificate of Designation and the Stockholders’ Agreement are set forth in the sections titled “Certificate of Designation of the Series A Preferred Stock” and “Stockholders’ Agreement” under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2019, which sections are incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws

Certificate of Incorporation

On October 28, 2021, the Company held its 2021 annual meeting of shareholders (the “2021 Annual Meeting”), at which the Company’s shareholders approved three proposals to amend and restate the Company’s Third Amended and Restated Certificate of Incorporation (the “Existing Certificate”), approving the form of amended and restated version of the Existing Certificate (the “Restated Certificate”) that the Board had approved on January 28, 2021. A description of the material terms of the revisions to the Existing Certificate is set forth under the headings “Proposal 5: Amend our Certificate of Incorporation to Remove the Limitation on Calling Shareholder Special Meetings,” “Proposal 6: Amend our Certificate of Incorporation to Add a Federal Forum Selection Provision,” and “Proposal 7: Amend and Restate our Certificate of Incorporation to (i) Eliminate the Supermajority Vote Requirement for Amendments and (ii) Make Non-Substantive and Conforming Changes” in the Proxy Statement, which is incorporated herein by reference and which is qualified in its entirety by reference to the Restated Certificate, which is filed herewith as Exhibit 3.1 and is also incorporated herein by reference. The Restated Certificate became effective upon its filing with the Secretary of State of the State of Delaware on October 28, 2021.

Bylaws

On October 28, 2021, following the approval by the Company’s shareholders of the Restated Certificate, and pursuant to a resolution of the Board at its January 28, 2021 meeting, an amendment and restatement of the Company’s Bylaws (the “Bylaws”) became effective. A copy of the Bylaws, as amended and restated, is attached as Exhibit 3.2 hereto and is incorporated herein by reference. The following summary of the material changes to the Bylaws is qualified in its entirety by reference to the text of the exhibit.

Section of Existing Bylaws	Summary of Amendment
2.02	Amended to provide for the calling of special meetings of the Company’s shareholders by shareholders holding an aggregate of 40% or more of the Company’s outstanding common stock.
2.03(A)(3)	Amended to require additional disclosures in respect of shareholder nominees for election to the Board and of the shareholder making such nomination.
2.11	Amended to provide that the Board, in its sole discretion, may determine that any annual or special meeting of shareholders may be held solely by means of remote communication.
4.04 (new)	Amended to designate President as an officer position separate from the Chief Executive Officer.
4.07 (formerly 4.06)	Amended to simplify and clarify the duties of the Company’s Treasurer.
4.13 (formerly 4.12)
Amended to allow for delegation of authority by a Company officer in any manner, or pursuant to any policy, approved by (a) the Company’s Chief Executive Officer, President or Chief Financial Officer, and (b) the Company’s Secretary.

6.01	Amended to provide for delivery of notice to shareholders by courier service in addition to delivery by mail.
Various	Conforming amendments to reflect the changes to Section 2.02, Section 2.11 and Section 4.04 of the Bylaws.
Item 5.07     Submission of Matters to a Vote of Security Holders.

On October 28, 2021, the Company held its 2021 Annual Meeting of shareholders, at which shareholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of shareholders were as follows:

Proposal No. 1 - Election of Directors

The Company’s shareholders elected the persons listed below as directors for a one-year term expiring at the 2022 Annual Meeting or until their respective successors are duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Madhavan Balachandran	158,626,615	2,523,458	11,275	2,952,263
Michael J. Barber	160,706,987	442,630	11,731	2,952,263
J. Martin Carroll	147,472,036	13,641,336	47,976	2,952,263
John Chiminski	155,770,493	5,038,675	352,180	2,952,263
Rolf Classon	159,748,175	1,401,811	11,362	2,952,263
Rosemary A. Crane	159,172,559	1,978,002	10,787	2,952,263
John Greisch	160,052,604	1,097,622	11,122	2,952,263
Christa Kreuzburg	159,180,278	1,964,095	16,975	2,952,263

Gregory T. Lucier	137,797,633	23,352,566	11,149	2,952,263
Donald E. Morel, Jr.	160,762,702	387,516	11,130	2,952,263
Jack Stahl	160,769,484	380,672	11,192	2,952,263

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2022.

FOR	AGAINST	ABSTAIN
163,085,282	1,015,876	12,453

Proposal No. 3 - Non-Binding Vote on Executive Compensation

The Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
156,030,416	5,100,577	30,355	2,952,263

Proposal No. 4 - Non-Binding Vote on the Frequency of Non-Binding Votes on Executive Compensation

The Company’s shareholders, in a non-binding advisory vote, selected annual as the recommended frequency for future non-binding shareholder votes on executive compensation.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
158,971,906	764,463	1,409,463	15,516

Proposal No. 5 - Amend the Existing Certificate to Remove the Limitation on Calling Shareholder Special Meetings

The Company’s shareholders approved the amendment of the Existing Certificate to remove the restriction on the ability of shareholders to call a special meeting of the Company’s shareholders.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
161,110,076	37,235	14,037	2,952,263
Proposal No. 6 - Amend the Existing Certificate to Add a Federal Forum Selection Provision

The Company’s shareholders approved the amendment of the Existing Certificate to add a federal forum provision for claims under the Securities Act of 1933.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
129,293,882	31,851,110	16,356	2,952,263

Proposal No. 7 - Amend and Restate the Existing Certificate to (i) Eliminate the Supermajority Vote Requirement for Amendments and (ii) Make Non-Substantive and Conforming Changes

The Company’s shareholders approved the amendment and restatement of the Existing Certificate to (i) remove the supermajority restrictions on the amendment of certain portions of the Existing Certificate and (ii) make non-substantive and conforming changes.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
161,128,426	23,914	9,008	2,952,263

Item 9.01     Financial Statements and Exhibits.
d.    Exhibits. The following exhibits are filed (or, in the case of Exhibit 99.1, furnished) as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Fourth Amended and Restated Certificate of Incorporation of Catalent, Inc., as filed with the Secretary of State of the State of Delaware on October 28, 2021
3.2	Bylaws of Catalent, Inc., effective October 28, 2021
99.1	Earnings release, November 2, 2021, issued by Catalent, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President, General Counsel, and Secretary

Date: November 2, 2021
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